6. Derivative Liabilities	12 Months Ended
Dec. 31, 2014
Notes
6. Derivative Liabilities

6.   DERIVATIVE LIABILITIES

The convertible notes issued and described in Note 5 do not have fixed settlement provisions because their conversion prices are not fixed. The conversion feature has been characterized as derivative liabilities to be re-measured at the end of every reporting period with the change in value reported in the statement of operations.

During the year ended December 31, 2013, as a result of the convertible notes (“Notes”) issued that were accounted for as derivative liabilities, we determined that the fair value of the conversion feature of the convertible notes at issuance was $314,551, based upon a Black-Sholes-Model calculation. We recorded the full value of the derivative as a liability at issuance with an offset to valuation discount, which will be amortized over the life of the Notes.

During the year ended December 31, 2014, approximately $135,000 convertible notes were converted.  As a result of the conversion of these notes and the change in fair value of the remaining notes, the Company recorded a loss in change in derivative of $175,602 in the statement of operations for the year ended December 31, 2014. At December 31, 2014 and 2013, the fair value of the derivative liability was $3,320,943 and 361,170, respectively.

For purpose of determining the fair market value of the derivative liability for the embedded conversion, the Company used Black Scholes option valuation model. The significant assumptions used in the Black Scholes valuation of the derivative are as follows:

	2014	2013
Risk free interest rate	0.02% - 0.58%	0.04% - 0.38%
Stock volatility factor	104.46% - 149.81%	65.07% - 274.85
Weighted average expected option life	6 months - 2 years	6 months - 2 years
Expected dividend yield	None	None